                                                          EXHIBIT 10.11













                    THE UNITED ILLUMINATING COMPANY

                                AND

                       BAYWAY REFINING COMPANY

                           FUEL OIL SUPPLY

                       AND MANAGEMENT AGREEMENT


                        AS OF OCTOBER 1, 1995

  THE UNITED ILLUMINATING COMPANY AND BAYWAY REFINING COMPANY

            FUEL OIL SUPPLY AND MANAGEMENT AGREEMENT

          CONTENTS                                     PAGE
          --------                                     ----

I.        TERM                                           1

II.       DEFINITIONS                                    1

III.      COMMODITY CONTRACT
          A.   CONTRACT VOLUME                           2
          B.   QUALITY SPECIFICATIONS                    2
          C.   SALE PRICE                                3
          D.   BTU GUARANTEE & CREDIT ADJUSTMENT         4
          E.   NOMINATION PROCEDURE & DELIVERY           4
          F.   TANK TRANSFERS & VESSEL DELIVERIES:
               QUANTITY & QUALITY DETERMINATION          4
          G.   BARRELS CONSUMED                          5
          H.   TITLE AND RISK OF LOSS                    5
          I.   EMERGENCY SUPPLY                          5

IV.       INVENTORY MANAGEMENT
          A.   DESCRIPTION OF INVENTORY MANAGEMENT
               SERVICE                                   6
          B.   NOTIFICATION REQUIREMENTS                 7
          C.   SERVICE FEE                               7
          D.   OPENING INVENTORY & TRANSITION
               SERVICE FEE                               7

V.        INVENTORY FINANCING
          A.   SERVICE CHARGE                            7

VI.       RECORDKEEPING, INVOICING & PAYMENT TERMS
          A.   RECORDKEEPING                             8
          B.   INVOICING & PAYMENT TERMS                 9
          C.   FINANCIAL RESPONSIBILITY                  9

VII.      FIXED PRICE, FUEL PROCESSING & THIRD PARTY
          TRANSACTIONS                                   9

VIII.     OTHER PROVISIONS
          A.   INSURANCE                                 9
          B.   CONTACTS                                  9
          C.   UCC FILING                               10
          D.   TAXES & FEES ON SELLER'S PRODUCT         10
          E.   TERMINATION OF AGREEMENT                 10
          F.   GOVERNING LAW                            11
          G.   CONFIDENTIALITY                          11
          H.   ASSIGNMENT                               11
          I.   FORCE MAJEURE                            11


  THE UNITED ILLUMINATING COMPANY AND BAYWAY REFINING COMPANY

            FUEL OIL SUPPLY AND MANAGEMENT AGREEMENT


          CONTENTS

IX.       ATTACHMENTS
          A.   DISCOUNT FORMULAS FOR ASH & WATER BY DISTILLATION
          B.   NO. 6 FUEL OIL INVENTORY & CONSUMPTION REPORT
               SAMPLE
          C.   INVOICE & STATEMENT FORMAT SAMPLES




            FUEL OIL SUPPLY AND MANAGEMENT AGREEMENT


     THIS AGREEMENT IS MADE AS OF OCTOBER 1, 1995 BETWEEN THE UNITED ILLUMINATING COMPANY (THE "BUYER"), A CONNECTICUT CORPORATION, WITH ITS PRINCIPAL PLACE OF BUSINESS AT 157 CHURCH STREET, NEW HAVEN, CONNECTICUT, AND BAYWAY REFINING COMPANY (THE "SELLER"), A DELAWARE CORPORATION, HAVING ITS PRINCIPAL PLACE OF BUSINESS AT 1400 PARK AVENUE, LINDEN, NEW JERSEY.

     WHEREAS, BUYER AND SELLER WISH TO ENTER INTO AN AGREEMENT
FOR THE PURCHASE/SALE OF NO. 6 FUEL OIL (THE "PRODUCT"), AND THE
MANAGEMENT AND FINANCING OF BUYER'S NO. 6 FUEL OIL INVENTORY;

     NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES, MUTUAL COVENANTS, PROMISES AND REPRESENTATIONS CONTAINED HEREIN, AND OTHER VALUABLE CONSIDERATIONS, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED BY THE RESPECTIVE PARTIES HERETO, BUYER AND SELLER AGREE AS FOLLOWS:

I.   TERM

THE TERM OF THIS AGREEMENT SHALL BE FOR ONE YEAR COMMENCING ON OCTOBER 1, 1995 AND EXPIRING ON SEPTEMBER 30, 1996. THIS AGREEMENT MAY BE EXTENDED FOR ADDITIONAL ONE-YEAR PERIODS PROVIDED BOTH BUYER AND SELLER AGREE TO SUCH AN EXTENSION NOT LATER THAN SIXTY CALENDAR DAYS PRIOR TO THE EXPIRATION DATE. IF BUYER AND SELLER DO NOT AGREE TO EXTEND THIS AGREEMENT, THE PROVISIONS OF SECTION VIII.E. (TERMINATION OF AGREEMENT) SHALL APPLY.

II.  DEFINITIONS

          A.   PRODUCT:  NO. 6 FUEL OIL CONFORMING TO THE
               SPECIFICATIONS CONTAINED IN SECTION III.B.

          B.   OPERATING TANK:  DESIGNATED TANK AT RELEVANT
               LOCATION (AS DEFINED IN SECTION III.A.) INTO WHICH
               SELLER PUMPS PRODUCT FROM WHICH BUYER SHALL DRAW FOR
               CONSUMPTION.

          C.   SELLER'S LEASED TANKAGE:  DESIGNATED TANKS AT
               RELEVANT LOCATION INTO WHICH SELLER SHALL STORE PRODUCT PURSUANT TO SELLER'S STORAGE TANK LEASE & TERMINAL
               SERVICES AGREEMENT DATED AS OF OCTOBER 1, 1995.

          D.   DELIVERY MONTH:  CALENDAR MONTH DURING WHICH
               SELLER SHALL DELIVER AND BUYER SHALL CONSUME PRODUCT.

          E.   TANK TRANSFER:  MOVING PRODUCT FROM ONE TANK TO
               ANOTHER TANK VIA PUMPOVER.


          F.   VESSEL DELIVERY:  PRODUCT DELIVERED TO BUYER'S
               OPERATING TANK DIRECTLY FROM A BARGE OR TANKER.

          G.   BARRELS:  ALL BARRELS REFERRED TO HEREIN ARE
               CORRECTED TO 60 DEGREES F.

          H.   BARRELS CONSUMED:  QUANTITY OF PRODUCT USED BY
               BUYER IN A DELIVERY MONTH WILL BE DETERMINED BY OPENING OPERATING TANK(S) INVENTORY FIGURES PLUS PRODUCT TRANSFERRED OR DELIVERED INTO OPERATING TANK(S) MINUS CLOSING INVENTORY FIGURES. DAILY AND WEEKLY REPORTS OF BARRELS CONSUMED WILL BE BASED ON BRIDGEPORT AND NEW HAVEN HARBOR STATION READINGS.

          I.   CONTRACT QUARTER:  THE THREE MONTH PERIODS ENDING
               DECEMBER 31, MARCH 31, JUNE 30, AND SEPTEMBER 30.

          J.   DELIVERY LOCATIONS:  THE LOCATIONS TO WHICH SELLER
               SHALL DELIVER PRODUCT SHALL BE BUYER'S BRIDGEPORT
               HARBOR STATION AND BUYER'S NEW HAVEN HARBOR STATION.

III.  COMMODITY CONTRACT

          A.   CONTRACT VOLUME:
               SELLER AGREES TO SELL AND DELIVER TO BUYER, AND
               BUYER AGREES TO PURCHASE FROM SELLER, __% OF BUYER'S NO. 6 FUEL OIL REQUIREMENTS DURING THE TERM OF THIS AGREEMENT. BUYER'S ESTIMATED ANNUAL REQUIREMENTS FOR BRIDGEPORT HARBOR STATION AND NEW HAVEN HARBOR STATION ("THE LOCATIONS") ARE ___ MILLION BARRELS.

          B.   QUALITY SPECIFICATIONS:
               PRODUCT DELIVERED BY SELLER TO BUYER HEREUNDER
               SHALL BE COMMERCIALLY ACCEPTABLE AND NOT CONTAIN ANY HAZARDOUS MATERIALS. PRODUCT MUST NOT CONTAIN PETROCHEMICAL WASTES, PETROCHEMICAL RESIDUES OR SPENT CHEMICALS, INCLUDING, BUT NOT LIMITED TO CAUSTICS AND ACIDS, PRODUCT MUST HAVE A MARKETABLE ODOR CHARACTERISTIC OF RESIDUAL FUEL OIL AND COMPLY WITH THE FOLLOWING QUALITY SPECIFICATIONS:

               SPECIFICATION TABLE:

     SPECIFICATION                 ASTM/IP        MIN.      MAX.
     -------------                 -------        ----      ----
(1)  API GRAVITY ("API")           D-287          8.0        --
     FLASH POINT, DEG.  F          D-93           150        --
     POUR POINT,  DEG.  F          D-97            --       115
(2)  VIS. SFS @ 122 DEG.F          D-445/D-2161    15       300
     SULFUR, WT. %                 D-4294          --       1.0
     SEDIMENT BY EXTRAC. WT.%      D-473           --       0.25
     WATER BY DISTILL.  VOL.%      D-95            --       0.5
     ASH, WT. %                    D-482           --       0.15


     VANADIUM, PPM                 D-1548          --       200
     ALUMINUM, PPM PER SHIPMENT    IP-377          --       175
                   PER MONTH                       --       125
     SILICON, PPM  PER SHIPMENT    IP-377          --       175
                   PER MONTH                       --       125
     ASPHALTENES % PER SHIPMENT    IP-143          --       15.0
             6-MONTH WEIGHTED AVG                  --        8.0
     BTU PER GALLON @ 60 DEG. F    D-240        145,000      --

     (BTU CONTENT BELOW THIS LEVEL WILL CREATE OPERATIONAL
     PROBLEMS.  NOT TO BE CONFUSED WITH BTU GUARANTEE IN SECTION
     III.D.)

     NOTE 1:  API GRAVITY BELOW THE 8.0 MINIMUM MAY BE ACCEPTED
     IF COMPATIBILITY TEST RESULTS (ASTM D-4740) ARE LESS THAN
     3.0.

     NOTE 2:  ASTM D-2161 SHALL BE USED TO CONVERT KINEMATIC
     VISCOSITY TEST RESULTS (ASTM D-445) TO SAYBOLT FUROL
     VISCOSITY.

     OIL LOADING OR DISCHARGE TEMPERATURE SHALL BE THE GREATER OF
     110 DEGREES FAHRENHEIT OR 30 DEGREES FAHRENHEIT ABOVE POUR
     POINT.

     AN INDEPENDENT PETROLEUM INSPECTOR'S REPORT AS TO QUALITY MUST BE PROVIDED TO BUYER PRIOR TO ANY TANK TRANSFER OR VESSEL DISCHARGE INTO BUYER'S OPERATING TANK(S). IF THE INSPECTOR CERTIFIES THAT THE RESULTS FAIL TO MEET ANY OF THE PRECEDING QUALITY CHARACTERISTICS, BUYER MAY REFUSE TO ACCEPT DELIVERY. IF BUYER ELECTS TO ACCEPT THE NON-CONFORMING FUEL OIL, SELLER WILL PROVIDE A SALE PRICE DISCOUNT TO BUYER. THE FORMULAS FOR DETERMINING DISCOUNTS FOR FAILURE TO MEET ASH OR WATER BY DISTILLATION SPECIFICATIONS ARE PROVIDED IN ATTACHMENT A. THE DISCOUNT FOR FAILURE TO MEET ANY OTHER SPECIFICATIONS WILL BE NEGOTIATED BETWEEN BUYER AND SELLER.

     C.   SALE PRICE:
          THE SALE PRICE PER BARREL SHALL BE THE ARITHMETIC AVERAGE OF_____________________________________________
               EFFECTIVE POSTING FOR 1.0% SULFUR NO. 6 FUEL OIL PUBLISHED DURING ______________________ ROUNDED TO THREE DECIMAL PLACES AND ANY CORRECTIONS TO SUCH PUBLISHED PRICES _________ PER BARREL, DELIVERED TO BUYER'S BURNER TIP AT THE LOCATIONS.

          THE SALE PRICE INCLUDES TRANSPORTATION AND ALL APPLICABLE TAXES CURRENTLY IN EFFECT INCLUDING IMPORT DUTY, SUPERFUND, CUSTOMS FEES, HARBOR MAINTENANCE FEE, FEDERAL OIL SPILL TAX, NEW YORK AND NEW JERSEY SPILL TAX, AND OPA 90 SPILL COVERAGE. THE CONNECTICUT GROSS RECEIPTS TAX ON PETROLEUM PRODUCTS IS NOT INCLUDED IN THE SALE PRICE AND BUYER SHALL BE CHARGED THEREFOR, MONTHLY.


     D.   BTU GUARANTEE & CREDIT ADJUSTMENT:

          THE GUARANTEED WEIGHTED AVERAGE OF THE BTU CONTENT
          OF FUEL CONSUMED HEREUNDER DURING EACH CONTRACT QUARTER SHALL BE _______ BTU PER GALLON. IN THE EVENT THAT THE WEIGHTED AVERAGE BTU CONTENT IS NOT MET DURING A CONTRACT QUARTER, THE BUYER WILL BE ENTITLED TO A CREDIT DETERMINED AS FOLLOWS:

          IF THE ACTUAL WEIGHTED AVERAGE BTU/GALLON FOR THE CONTRACT QUARTER WHEN DIVIDED BY THE GUARANTEE IS LESS THAN 1.0, THE DIFFERENCE FROM 1.0 WILL BE MULTIPLIED TIMES THE WEIGHTED AVERAGE SALE PRICE (PER SECTION III.C.) OF THE FUEL OIL FOR THE SAME CONTRACT QUARTER. THIS RESULT WILL THEN BE MULTIPLIED BY THE VOLUME OF FUEL OIL CONSUMED DURING THAT CONTRACT QUARTER TO DETERMINE THE TOTAL CREDIT DUE THE BUYER. ANY AND ALL CREDITS DUE BUYER WILL BE REFLECTED ON THE NEXT MONTHLY INVOICE TO BUYER AFTER THE END OF THE CONTRACT QUARTER.

     E.   NOMINATION PROCEDURE AND DELIVERY:
          ON THE LAST BUSINESS DAY OF EACH WEEK, BUYER WILL PROVIDE SELLER WITH WRITTEN NOTIFICATION OF ACTUAL BARRELS CONSUMED FOR THE PREVIOUS TEN DAYS AND A SIXTY-DAY PROJECTION OF ITS ANTICIPATED CONSUMPTION FOR EACH OF THE LOCATIONS. SEE ATTACHMENT B FOR SAMPLE FORMAT. WITHIN TWO BUSINESS DAYS OF RECEIVING BUYER'S PROJECTIONS, SELLER SHALL PROVIDE WRITTEN NOTIFICATION TO BUYER OF ITS PLANS TO SUPPLY PRODUCT TO MEET BUYER'S PROJECTIONS IN ACCORDANCE WITH THE MINIMUM INVENTORY REQUIREMENTS DESCRIBED IN SECTION IV. BUYER SHALL MAKE BEST EFFORTS TO PROMPTLY ADVISE SELLER OF ANY CHANGES TO ITS IMMEDIATE FUEL OIL REQUIREMENTS AND ANY SCHEDULED OR UNSCHEDULED MAINTENANCE OF THE LOCATIONS.

          SELLER SHALL DELIVER PRODUCT TO THE BUYER'S BURNER
          TIP VIA THE BUYER'S OPERATING TANK AT THE LOCATIONS.

     F.   TANK TRANSFERS & VESSEL DELIVERIES: QUANTITY AND
          QUALITY  DETERMINATION:

          1.   TANK TRANSFERS:  THE QUANTITY FOR TANK
               TRANSFERS INTO BUYER'S OPERATING TANK WILL BE BASED ON SHORE TANK MEASUREMENTS OF SELLER'S LEASED TANKAGE PRIOR TO AND AFTER PUMPOVER TO BUYER'S OPERATING TANK. QUALITY WILL BE BASED ON COMPOSITE SAMPLES OF THE SHORE TANK(S) DESIGNATED BY SELLER TAKEN PRIOR TO PUMPOVER TO BUYER'S OPERATING TANK.

          2.   VESSEL DELIVERIES: THE QUANTITY FOR
               VESSEL DELIVERIES INTO BUYER'S ACTIVE OPERATING
               TANK WILL BE DETERMINED BY VESSEL TANK
               MEASUREMENTS TAKEN PRIOR TO AND AFTER DISCHARGE OF
               THE VESSEL.  THIS


               VOLUME WILL BE CORRECTED BY THE VESSEL
               EXPERIENCE FACTOR (VEF). THE QUANTITY FOR VESSEL DELIVERIES INTO BUYER'S INACTIVE OPERATING TANK WILL BE BASED ON SHORE TANK MEASUREMENTS OF OPERATING TANK TAKEN PRIOR TO AND AFTER VESSEL DISCHARGE. QUALITY WILL BE BASED ON A COMPOSITE OF SAMPLES TAKEN FROM EACH OF THE VESSEL'S HOLDS DISCHARGED INTO THE OPERATING TANK.

               ALL QUANTITY AND QUALITY MEASUREMENTS
               SHALL BE CARRIED OUT BY A MUTUALLY ACCEPTABLE INDEPENDENT LICENSED AND CERTIFIED PETROLEUM INSPECTION COMPANY WHOSE FINDINGS SHALL BE FINAL AND BINDING ON THE PARTIES. THE COST OF THESE INSPECTIONS WILL BE SHARED EQUALLY BETWEEN BUYER AND SELLER.

               THE INSPECTOR'S REPORT AS TO QUALITY
               MUST BE PROVIDED TO BUYER PRIOR TO TANK TRANSFER OR VESSEL DISCHARGE. IF THE INSPECTOR CERTIFIES THAT THE RESULTS FAIL TO MEET ANY OF THE QUALITY CHARACTERISTICS SPECIFIED IN SECTION III.B., BUYER MAY REFUSE TO ACCEPT DELIVERY. IF BUYER ELECTS TO ACCEPT THE NON-CONFORMING FUEL OIL, THE DISCOUNT PROVISIONS CONTAINED IN SECTION III.B. WILL APPLY.

     G.   BARRELS CONSUMED:
          BARRELS CONSUMED BY BUYER WILL BE DETERMINED BY
          OPENING OPERATING TANK(S) INVENTORY FIGURES PLUS PRODUCT TRANSFERRED OR DELIVERED INTO OPERATING TANK(S) MINUS CLOSING INVENTORY FIGURES. ALL INVENTORY, TANK TRANSFER AND DELIVERY VOLUMES WILL BE CERTIFIED BY A MUTUALLY ACCEPTABLE INDEPENDENT LICENSED AND CERTIFIED PETROLEUM INSPECTION COMPANY. CLOSING INVENTORIES WILL BE MEASURED AT MIDNIGHT ON THE LAST CALENDAR DAY OF THE MONTH AND SERVE AS THE BASIS FOR THE FOLLOWING MONTH'S OPENING INVENTORY. THE COST OF THESE INSPECTIONS WILL BE SHARED EQUALLY BETWEEN BUYER AND SELLER.

     H.   TITLE AND RISK OF LOSS:
          TITLE AND RISK OF LOSS WILL PASS FROM SELLER TO
          BUYER AT THE BUYER'S BURNER TIP AT THE LOCATIONS.  FOR
          DETERMINING THE BARRELS PURCHASED BY BUYER AT THE
          BURNER TIP, THE PARTIES SHALL USE THE FORMULA DEFINING
          BARRELS CONSUMED IN SECTION II.H.

     I.   EMERGENCY SUPPLY:
          IN THE EVENT THAT BUYER REQUIRES AN EMERGENCY
          SUPPLY OF PRODUCT TO MEET UNANTICIPATED FUEL NEEDS AT ITS ELECTRIC GENERATING STATIONS, SELLER AGREES THAT IT WILL SUPPLY SUCH PRODUCT WITHIN FOUR DAYS OF NOTICE. EMERGENCY SUPPLY REQUIREMENTS UNDER THIS PROVISION MAY NOT EXCEED _______BARRELS DURING EACH CONTRACT QUARTER. THE PRICE OF SUCH ADDITIONAL SUPPLY SHALL BE DETERMINED IN


          ACCORDANCE WITH SECTION III.C. OF THIS AGREEMENT,
          PLUS OTHER SUCH DOCUMENTED COSTS INCURRED BY SELLER TO
          RESPOND TO BUYER'S EMERGENCY DEMAND.

IV.  INVENTORY MANAGEMENT:

     A.   DESCRIPTION OF INVENTORY MANAGEMENT SERVICE:
          SELLER WILL MANAGE BUYER'S REQUIREMENTS FOR NO. 6
          FUEL OIL AT THE LOCATIONS FOR THE SERVICE FEE DESCRIBED IN SECTION IV.C., HEREAFTER. SELLER GUARANTEES TO MAINTAIN MINIMUM INVENTORIES OF PRODUCT IN BUYER'S STORAGE FACILITIES AT THE LOCATIONS AT ALL TIMES DURING THE TERM OF THIS AGREEMENT. THE MINIMUM AGGREGATE AMOUNT OF NO. 6 FUEL OIL WHICH THE SELLER SHALL MAINTAIN IN THE OPERATING TANKS AND SELLER'S LEASED TANKAGE AT BRIDGEPORT HARBOR AND NEW HAVEN HARBOR STATIONS IS _______BARRELS. SELLER FURTHER AGREES TO MAINTAIN NO LESS THAN A ________SUPPLY IN THE DESIGNATED OPERATING TANK AT EACH LOCATION IN ACCORDANCE WITH THE FOLLOWING:

                                   BRIDGEPORT  NEW HAVEN
                                   ----------  ---------
          MINIMUM __-DAY INVENTORY _______BBLS ______BBLS

          IN THE EVENT THAT BRIDGEPORT HARBOR STATION UNIT
          #3 SWITCHES FROM COAL TO OIL DURING THE TERM OF THIS
          AGREEMENT, BUYER WILL HAVE THE OPTION OF INCREASING THE
          MINIMUM INVENTORY LEVELS TO ACCOMMODATE ITS ADDITIONAL
          SUPPLY REQUIREMENTS.

          BUYER WILL MONITOR SELLER'S INVENTORY LEVELS AND
          PROVIDE WRITTEN NOTIFICATION OF ACTUAL INVENTORY
          LEVELS, ACTUAL BARRELS CONSUMED AND A SIXTY-DAY
          PROJECTION OF ANTICIPATED CONSUMPTION FOR EACH LOCATION
          ON THE LAST BUSINESS DAY OF EACH WEEK.  SEE ATTACHMENT
          B FOR SAMPLE FORMAT.

          IF INVENTORY LEVELS FALL BELOW ANY OF THE MINIMUM LEVELS DESIGNATED ABOVE DURING ANY MONTH, SELLER WILL FORFEIT THE SERVICE FEE DESCRIBED IN SECTION IV.C. FOR THAT MONTH AND THE SERVICE CHARGE UNDER SECTION V.A. WILL BE ADJUSTED ACCORDINGLY. IF INVENTORY LEVELS FALL BELOW THE DESIGNATED MINIMUMS ON MORE THAN TWO OCCASIONS, BUYER WILL HAVE THE OPTION OF TERMINATING THIS AGREEMENT WITHOUT PRIOR NOTICE.

          IN THE EVENT THAT SELLER ALLOWS INVENTORIES AT
          EITHER OF BUYER'S FACILITIES TO BE DEPLETED TO THE EXTENT THAT THE BUYER'S GENERATING PLANT MUST REDUCE LOAD OR IS FORCED OFF-LINE, SELLER WILL REIMBURSE BUYER FOR ________________________________. BUYER WILL ALSO
          HAVE THE RIGHT TO TERMINATE THIS AGREEMENT WITHOUT
          PRIOR NOTICE.


     B.   NOTIFICATION REQUIREMENTS:
          SELLER WILL PROVIDE BUYER'S OPERATIONS CONTACT
          WITH AT LEAST 72 HOURS NOTICE FOR ANY PLANNED TANK TRANSFER OR VESSEL DELIVERY TO BUYER'S OPERATING TANK(S). THE ESTIMATED DAY OF TRANSFER OR DELIVERY WILL BE PROVIDED 36 HOURS IN ADVANCE. WRITTEN NOTIFICATION OF THE HOUR OF VESSEL ARRIVAL WILL BE PROVIDED 12 HOURS IN ADVANCE.

     C.   SERVICE FEE:
          THE SERVICE FEE SHALL BE A FLAT FEE OF $____ PER
          BARREL ON ALL BARRELS CONSUMED DURING THE DELIVERY
          MONTH.  THIS FEE WILL BE INVOICED ON A MONTHLY BASIS IN
          ACCORDANCE WITH THE PROVISIONS CONTAINED IN SECTION VI.

     D.   OPENING INVENTORY & TRANSITION SERVICE FEE:
          BUYER WILL PROVIDE SELLER WITH A DETAILED
          ACCOUNTING OF NO. 6 FUEL OIL INVENTORY IN ITS STORAGE FACILITIES AT BRIDGEPORT HARBOR AND NEW HAVEN HARBOR STATIONS AS OF OCTOBER 1, 1995. ALL FUEL OIL INVENTORY OWNED BY BUYER WILL BE CONSUMED FIRST. SELLER'S BEGINNING INVENTORY FOR BUYER WILL BE ZERO. DURING THE TRANSITION PERIOD, BUYER WILL MAINTAIN RECORDS FOR TWO SEPARATE INVENTORIES: 1) BUYER-OWNED BARRELS AND 2) SELLER-OWNED BARRELS.

          DURING THE TRANSITION PERIOD, THE SERVICE FEE
          CHARGED BY SELLER IN SECTION IV.C. WILL BE PRORATED UNTIL THE MINIMUM INVENTORY LEVELS HAVE BEEN ATTAINED BY SELLER. SELLER'S CONTRIBUTION TOWARD THE MINIMUM INVENTORY LEVELS WILL BE LIMITED BY BUYER-OWNED BARRELS IN INVENTORY DURING THE TRANSITION PERIOD. FOR EXAMPLE, IF AT THE END OF OCTOBER 1995 SELLER'S AVERAGE CONTRIBUTION TO THE MINIMUM AGGREGATE INVENTORY LEVEL IS 100,000 OF THE _______ BARRELS OF MINIMUM AGGREGATE INVENTORY, SELLER WILL ONLY BE ENTITLED TO INVOICE FOR 100,000/_______ OR ____% OF THE $____ PER BARREL
          SERVICE FEE, OR $_____ PER BARREL. NO SERVICE FEE WILL BE APPLIED TO BUYER-OWNED BARRELS CONSUMED DURING THE TRANSITION.

V.  INVENTORY FINANCING:

     A.   SERVICE CHARGE:
          SELLER SHALL CHARGE BUYER A SERVICE CHARGE FOR
          MAINTAINING MINIMUM OPERATING INVENTORIES OF NO. 6 FUEL OIL AT BUYER'S BRIDGEPORT HARBOR AND NEW HAVEN HARBOR GENERATING STATIONS. THE MONTHLY SERVICE CHARGE HAS TWO
          COMPONENTS: 1) SERVICE CHARGE ON BARRELS CONSUMED IN A DELIVERY MONTH, AND 2) SERVICE CHARGE ON MINIMUM AGGREGATE INVENTORY. THE RATE USED TO CALCULATE THE SERVICE CHARGE WILL BE THE _____________________________________________
          _______________________________________ AS QUOTED IN THE
          WALL STREET JOURNAL ON THE FIRST BUSINESS DAY OF EACH DELIVERY MONTH _________. THE


          SALE PRICE USED TO VALUE BARRELS CONSUMED AND MINIMUM
          AGGREGATE INVENTORY WILL BE DETERMINED IN ACCORDANCE WITH
          SECTION III.C.

          1) THE SERVICE CHARGE ON BARRELS CONSUMED IN A
          DELIVERY MONTH WILL BE CALCULATED AS FOLLOWS:

          ((BARRELS CONSUMED*SALE PRICE*RATE)/360 DAYS) *___DAYS)

          2) THE SERVICE CHARGE ON MINIMUM AGGREGATE
          INVENTORY WILL BE:

          ((MIN.INVEN.BARRELS*SALE PRICE*RATE)/360 DAYS)*___DAYS)

          DURING THE TRANSITION PERIOD, THE SERVICE CHARGE
          ON MINIMUM AGGREGATE INVENTORY WILL BE PRORATED UNTIL THE MINIMUM INVENTORY LEVELS HAVE BEEN ATTAINED BY SELLER. SELLER'S CONTRIBUTION TOWARD THE MINIMUM INVENTORY LEVELS WILL BE LIMITED BY BUYER-OWNED BARRELS IN INVENTORY DURING THE TRANSITION PERIOD. FOR EXAMPLE, IF AT THE END OF OCTOBER 1995 SELLER'S AVERAGE CONTRIBUTION TO THE MINIMUM AGGREGATE INVENTORY LEVEL IS 100,000 OF THE _______ BARRELS OF MINIMUM AGGREGATE INVENTORY, THE SERVICE CHARGE COMPUTATION WILL BE BASED ON THE SELLER'S AVERAGE CONTRIBUTION TOWARD THE MINIMUM INVENTORY LEVELS FOR THE MONTH. NO SERVICE CHARGE WILL BE APPLIED TO BUYER-OWNED BARRELS CONSUMED DURING THE TRANSITION PERIOD.

VI.  RECORDKEEPING, INVOICING & PAYMENT TERMS:

     A.   RECORDKEEPING:
          BUYER WILL MAINTAIN DETAILED RECORDS OF DAILY
          INVENTORY LEVELS, TANK TRANSFERS, VESSEL DELIVERIES AND BARRELS CONSUMED FOR EACH LOCATION. SEE ATTACHMENT B FOR SAMPLE FORMAT. BOTH BUYER AND SELLER WILL RECEIVE COPIES OF ALL INDEPENDENT PETROLEUM INSPECTOR'S REPORTS WITH RESPECT TO QUALITY AND QUANTITY OF TANK TRANSFERS AND VESSEL DELIVERIES.

          SELLER SHALL HAVE THE RIGHT TO AUDIT ALL BUYER'S
          RECORDS RELATED TO THIS AGREEMENT AT ANY TIME, UPON
          REASONABLE NOTICE TO BUYER.

          SELLER WILL MAINTAIN DETAILED RECORDS OF THE DAILY PLATT'S POSTINGS USED TO DETERMINE THE SALE PRICE IN ACCORDANCE WITH SECTION III.C. A DETAILED RECORD WILL BE PROVIDED WITH EACH MONTHLY STATEMENT. SELLER WILL ALSO MAINTAIN A RECORD OF THE ________________ ________________ RATE USED IN THE COMPUTATION OF THE SERVICE CHARGE UNDER SECTION V.A. SEE ATTACHMENT C FOR SAMPLE INVOICE AND STATEMENT FORMATS.


     B.   INVOICING & PAYMENT TERMS:
          ON THE FIRST BUSINESS DAY FOLLOWING THE END OF A
          DELIVERY MONTH, BUYER WILL PROVIDE SELLER WITH WRITTEN DOCUMENTATION OF BARRELS CONSUMED AT EACH LOCATION. BY
          THE SECOND BUSINESS DAY FOLLOWING THE END OF A DELIVERY MONTH, SELLER SHALL INVOICE BUYER FOR THE FULL VOLUME OF FUEL OIL CONSUMED DURING THE DELIVERY MONTH PLUS SERVICE
          FEE AND SERVICE CHARGE DESCRIBED IN SECTIONS IV.C. AND
          V.A. SEE ATTACHMENT C FOR SAMPLE INVOICE AND STATEMENT FORMATS. PAYMENT SHALL BE MADE VIA AUTOMATIC CLEARING
          HOUSE FUNDS (ACH) FOR AVAILABILITY ON ________________ ___________________________ FOLLOWING PRESENTATION OF
          THE INVOICE AND INSPECTOR'S REPORTS OF QUANTITY AND QUALITY.

          IN THE EVENT THAT THE BUYER FAILS TO MAKE FUNDS
          AVAILABLE ON OR BEFORE THE DUE DATE, BUYER SHALL BE
          OBLIGATED TO PAY INTEREST AT THE RATE OF CHASE MANHATTAN BANK PRIME RATE PERCENT AS QUOTED ON THE DAY(S) PAYMENT IS LATE, BUT NOT TO EXCEED THE MAXIMUM RATE PERMITTED BY LAW.

     C.   FINANCIAL RESPONSIBILITY:
          IN THE EVENT SELLER OR BUYER REASONABLY DOCUMENTS
          THAT THE OTHER PARTY'S CREDITWORTHINESS HAS DETERIORATED, BOTH SELLER AND BUYER WILL AGREE IN A COMMERCIALLY
          REASONABLE MANNER TO SATISFY SELLER'S OR BUYER'S CONCERNS.

VII. FIXED PRICE, FUEL PROCESSING & THIRD PARTY TRANSACTIONS:

     FROM TIME TO TIME, BUYER AND SELLER MAY MUTUALLY AGREE TO ENTER INTO A FIXED PRICE, FUEL OIL PROCESSING OR THIRD PARTY TRANSACTION IN WHICH PRODUCT PRICING AND TERMS OF PURCHASE/SALE MAY DEVIATE FROM THE TERMS CONTAINED IN THIS AGREEMENT. THE TERMS, PRICING AND FEES APPLICABLE TO SUCH TRANSACTION WILL BE NEGOTIATED BETWEEN THE BUYER AND THE SELLER AND MAY, IF BOTH PARTIES AGREE, BE INCLUDED UNDER THE INVENTORY MANAGEMENT AND FINANCING PROVISIONS OF THIS AGREEMENT.

VIII.  OTHER PROVISIONS:

     A.   INSURANCE:
          SELLER SHALL BE RESPONSIBLE FOR INSURING PRODUCT UP
          TO THE BUYER'S BURNER TIP IN ACCORDANCE WITH INDUSTRY
          PRACTICE.  THE COST OF THIS INSURANCE WILL BE BORNE BY THE
          SELLER.

     B.   CONTACTS:
          SELLER'S ADDRESS:   BAYWAY REFINING COMPANY
                              1400 PARK AVENUE
                              LINDEN, NEW JERSEY 07036

                                   TELEPHONE:     TELEFAX:
                                   ----------     --------
OPERATIONS:    JIM SPATARO         203-326-7554   203-326-7565


               (PAGER:1-800-592-0751)
INVOICING:     RICK GORDIMER       908-523-5591   908-523-5365
FINANCIAL:     SCOTT NELSON        908-523-5305   908-523-5256
CONTRACTS:     MIKE HALL           908-523-5180   908-523-5045
ALL OTHER:     DON LUCEY           203-326-7544   203-326-7505

          BUYER'S ADDRESS:    THE UNITED ILLUMINATING COMPANY
                              157 CHURCH STREET
                              P. O. BOX 1564
                              NEW HAVEN, CT 06506-0901

                                   TELEPHONE:     TELEFAX:
                                   ---------      -------
OPERATIONS:
  BRIDGEPORT:  DAVID J. DOMOGALA   203-330-4036   203-330-4014
  NEW HAVEN:   DONNA R. MELONEY    203-499-3007   203-499-3004

INVENTORY RECORDS, INVOICING
& CONTRACTS:   ROBERT M. GILMORE   203-499-2723   203-499-3617
ALL OTHER:     KATHRYN A. CRAIG    203-499-2719   203-499-3617

     C.   UCC FILING:
          BUYER AGREES TO ASSIST SELLER IN CAUSING A UCC
          FILING TO BE EFFECTED TO EVIDENCE SELLER'S OWNERSHIP OF
          PRODUCT IN BUYER'S TANKS.  SUCH FILING SHALL REMAIN IN
          EFFECT FOR THE ENTIRE TERM OF THIS AGREEMENT.

     D.   TAXES AND FEES ON SELLER'S PRODUCT:
          SELLER WILL PAY ANY INSPECTION FEES, SALES TAXES,
          AND/OR PERSONAL PROPERTY TAXES LEVIED ON ITS PRODUCT
          STORED IN BUYER'S OPERATING TANK(S) OR SELLER'S LEASED
          TANKAGE.

     E.   TERMINATION OF AGREEMENT:
          IF BUYER AND SELLER HAVE NOT AGREED TO EXTEND THIS AGREEMENT IN ACCORDANCE WITH THE PROVISIONS CONTAINED IN SECTION I(TERM), BUYER HAS THE OPTION OF LOWERING THE MINIMUM INVENTORY LEVELS DESCRIBED IN SECTION IV TO ACCOMMODATE THE TRANSITION TO A NEW FUEL OIL SUPPLY AND MANAGEMENT ARRANGEMENT. ON THE LAST DAY OF THIS AGREEMENT, THE OPERATING TANK AT EACH LOCATION WILL BE GAUGED AND SAMPLED AT MIDNIGHT BY AN INDEPENDENT INSPECTOR TO DETERMINE THE CLOSING INVENTORIES AND COMPOSITE QUALITY. BUYER WILL PURCHASE THE OPERATING TANK INVENTORIES (INCLUDING TANK BOTTOMS) AT EACH LOCATION AT THE TERMINATION PRICE DESCRIBED BELOW.

          TERMINATION PRICE = THE AVERAGE OF ______________ _________________________ FOR 1% SULFUR NO. 6 FUEL OIL
          IN EFFECT ON THE THREE BUSINESS DAYS PRECEDING THE CONTRACT TERMINATION DATE, ROUNDED TO THREE DECIMAL PLACES, _____________ PER BARREL, ADJUSTED FOR ACTUAL VERSUS GUARANTEED BTU CONTENT.


     F.   GOVERNING LAW:
          THIS AGREEMENT, THE TRANSACTIONS EVIDENCED HEREBY
          AND THE OBLIGATIONS OF THE PARTIES HEREUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF CONNECTICUT WITHOUT REGARD TO ANY CONFLICT OF LAWS RULES. EACH PARTY EXPRESSLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF CONNECTICUT AND THE FEDERAL COURT OF THE UNITED STATES OF AMERICA LOCATED IN NEW HAVEN, CONNECTICUT WITH RESPECT TO ANY LEGAL ACTION OR PROCEEDING PERTAINING TO THIS AGREEMENT, THE TRANSACTIONS EVIDENCED HEREBY OR THE OBLIGATIONS OF THE PARTIES HEREUNDER. IN ANY SUCH ACTION OR PROCEEDING,SERVICE OF PROCESS MAY BE MAILING BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, A COPY OF THE SUMMONS AND COMPLAINT, OR OTHER LEGAL PROCESS IN ANY SUCH ACTION OR PROCEEDING TO THE ADDRESS OF THE PARTY SET FORTH IN SECTION VIII.B. OF THIS AGREEMENT.

     G.   CONFIDENTIALITY:
          BUYER AND SELLER AGREE TO CAUSE THEIR RESPECTIVE OFFICERS, AGENTS AND EMPLOYEES TO MAINTAIN THE CONFIDENTIALITY OF THE TERMS AND CONDITIONS OF THIS AGREEMENT UNLESS DISCLOSURE IS REQUIRED BY LAW. IN THE EVENT THAT BUYER OR SELLER BECOMES LEGALLY COMPELLED TO DISCLOSE ANY OF THE TERMS AND CONDITIONS OF THIS AGREEMENT, THE LEGALLY COMPELLED PARTY SHALL GIVE THE OTHER PARTY PROMPT WRITTEN NOTICE OF SUCH REQUIREMENT. EITHER PARTY MAY SEEK A PROTECTIVE ORDER OR TAKE OTHER APPROPRIATE ACTION.

     H.   ASSIGNMENT:
          THIS AGREEMENT SHALL NOT BE ASSIGNED OR
          TRANSFERRED BY EITHER PARTY HERETO WITHOUT THE WRITTEN
          CONSENT OF BOTH PARTIES, WHICH SHALL NOT BE
          UNREASONABLY WITHHELD.

     I.   FORCE MAJEURE:
          SELLER WILL NOT BE LIABLE FOR DAMAGES OR FAILURE OR
          DELAY IN PERFORMANCE OF ANY OBLIGATION UNDER THIS AGREEMENT WHERE SUCH FAILURE OR DELAY IS CAUSED BY FORCE MAJEURE. FORCE MAJEURE EVENTS ARE LIMITED TO WARS OR RESTRICTIONS IMPOSED BY ANY GOVERNMENTAL AUTHORITY. STRIKES, SEVERE SHORTAGE OR UNAVAILABILITY OF CRUDE OIL OR PRODUCT, REFINERY ACCIDENTS OR EXPLOSIONS, ACTS OF GOD, OR NAVIGATIONAL ACCIDENTS ARE NOT VALID FORCE MAJEURE CLAIMS FOR SELLER. IF FORCE MAJEURE CONTINUES FOR MORE THAN THIRTY DAYS, EITHER PARTY MAY TERMINATE THIS AGREEMENT UPON NOTICE TO THE OTHER.

          IF BUYER IS UNABLE TO ACCEPT PRODUCT DELIVERY DUE
          TO STRIKES, EQUIPMENT BREAKDOWN, ACCIDENTS, EXPLOSIONS OR ACTS OF GOD, THEN SELLER WILL NOT BE LIABLE FOR DAMAGES OR FAILURE OR DELAY IN PERFORMANCE OF ANY OBLIGATION UNDER THIS AGREEMENT.


IN WITNESS WHEREOF, BUYER AND SELLER HAVE CAUSED THIS AGREEMENT
TO BE EXECUTED BY THEIR DULY AUTHORIZED REPRESENTATIVES AS OF THE
DATE FIRST ABOVE WRITTEN.


THE UNITED ILLUMINATING COMPANY (BUYER):

     BY    __________________________________

     TITLE __________________________________

WITNESS:_____________________________________


BAYWAY REFINING COMPANY (SELLER):

     BY    __________________________________

     TITLE __________________________________

WITNESS:_____________________________________


                          ATTACHMENT A
                          ------------

                        DISCOUNT FORMULAS

DEFINITIONS:
-----------

SG   =  SPECIFIC GRAVITY = 141.5 (API OF DELIVERY + 131.5)
BD   =  BARRELS DELIVERED
8.34 =  POUNDS PER GALLON OF WATER
PD   =  POUNDS DELIVERED = BD * 42 * SG * 8.34



ASH                           SPECIFICATION MAX. = 0.15%
---

THE DISCOUNT FOR NONCOMPLIANCE WITH THE ASH SPECIFICATION IS
INTENDED TO COMPENSATE THE BUYER FOR ADDITIONAL ASH DISPOSAL
COSTS OF $____ PER POUND.

ASH DISCOUNT $
     = PD * (ASH CONTENT OF DELIVERY - 0.15%) * $
            ---------------------------------    -----
                             100




WATER BY DISTILLATION         SPECIFICATION MAX. = 0.5%
---------------------

THE DISCOUNT FOR NONCOMPLIANCE WITH THE WATER BY DISTILLATION
SPECIFICATION IS INTENDED TO COMPENSATE THE BUYER FOR THE SALE
PRICE CHARGED ON VOLUMES OF WATER PURCHASED (AS OPPOSED TO NO. 6
OIL) IN EXCESS OF THE SPECIFICATION.

WATER DISCOUNT $
     =(ACTUAL WATER CONTENT % - 0.5%) * BD * SALE PRICE PER BARREL
      -------------------------------
                  100


                          ATTACHMENT C
                          ------------
                                                 PAGE 1 OF 2


SAMPLE INVOICE FORMAT:
---------------------

INVOICE DATE:  2/1/96                   PAYMENT DUE: 3/1/96

     PERIOD COVERED:                    1/1/96 - 1/31/96

     BARRELS CONSUMED:                  _______

     PRICE PER BARREL (1):              $____________

          SUBTOTAL:                     $____________

     CT PETROLEUM PRODUCTS TAX AT 5.26% $____________

     TOTAL INVOICE AMOUNT               $____________


(1) CONTRACT PRICE TO BURNER TIP.


                          ATTACHMENT C
                          ------------
                                                PAGE 2 0F 2
SAMPLE STATEMENT FORMAT:
-----------------------

PERIOD COVERED:               1/1/96-1/31/96

SALE PRICE:                   $       _____ (SEE CALCULATION BELOW)

BARRELS CONSUMED:                200,000
PRICE OF BARRELS CONSUMED:    $____________

MINIMUM INVENTORY BARRELS:       _______
INVENTORY VALUE               $____________

SERVICE CHARGES & FEES:
----------------------
ANNUAL RATE                        ____%
BARRELS CONSUMED AT ___DAYS        $    ________
MINIMUM INVENTORY LEVEL AT ___ DAYS $   _________
SERVICE FEE ON BARRELS CONSUMED    $   _________


TOTAL SERVICE CHARGES & FEES       $   _________ ($____ PER BARREL
                                             CONSUMED)

SUBTOTAL INVOICE AMOUNT        $___________ ($_____ PER BARREL
                                             CONSUMED)

CT PETROLEUM PRODUCTS TAX AT 5.26% $____________


TOTAL INVOICE AMOUNT               $____________ ($______ PER BARREL
                                                 CONSUMED)


CALCULATION OF SALE PRICE:
-------------------------
                   _________________________
DATE      DAY    POSTING FOR 1% SULFUR NO. 6 FUEL OIL  COMMENTS
----      ---    ------------------------------------  --------
1/1/96    SUN.           $    NA                       NO POSTING
1/2/96    MON.           $15.150
1/3/96    TUE.           $15.100
     ETC...

SHOW CALCULATION OF AVERAGE ______________ PRICE AND ADDITION OF
$_____ FOR DETERMINATION OF SALE PRICE PER SECTION III.C.

                                   18